UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K/A
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 2, 2022

Aptose Biosciences Inc.
(Exact Name of Registrant as Specified in Charter)

Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

251 Consumers Road, Suite 1105, Toronto, Ontario, Canada M2J 4R3

(Address of Principal Executive Offices) (Zip Code)

647-479-9828

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 2, 2022, Aptose Biosciences, Inc. (the “Company”) issued a press release (the “Original Press Release”) announcing highlights from a corporate update and KOL event and filed a Current Report on Form 8-K furnishing the press release as Exhibit 99.1. On June 2, 2022, the Company issued an updated press release to correct language about responses and remissions of its lead drug candidate HM43239, which now reads eight total responses, including seven CRs and one PR, and favorable safety achieved at three separate dose levels (80 mg, 120 mg, 160 mg), which was incorrectly published as eight CRs and favorable safety achieved at three separate dose levels (80 mg, 120 mg, 160 mg). The Company is filing this amended Form 8-K to furnish the updated press release. Except as described above, all other information in the Original Press Release remains unchanged.

Item 7.01. Regulation FD Disclosure.

On June 2, 2022, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated June 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: June 2, 2022	By:	/s/ William G. Rice, Ph.D.
William G. Rice, Ph.D.
Chairman, President and Chief Operating Officer